SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 19, 2009

Cascade Wind Corp., Inc.
(Exact name of registrant as specified in its charter)

NV	333-91191	74-2329327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4888 NW Bethany Blvd, Suite K-5 141, Portland, OR	97229
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  503-617-4831

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01     Other Events.

On March 19, 2009, FINRA approved an application by Glendale Securities, Inc. to list our common stock on the OTC Bulletin Board.  Our company now trades and is dually quoted on the OTC Bulletin Board and the Pink Sheets, under the symbol “CWDO.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascade Wind Corp., Inc.

/s/ Steven Shum
Steven Shum

Date:   March 23, 2009